SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(A) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

            |_|   Preliminary Proxy Statement
            |_|   Confidential, for Use of the Commission
                  Only (as permitted by Rule 14a-6(e)(2))
            |X|   Definitive Proxy Statement
            |_|   Definitive Additional Materials
            |_|   Soliciting Material Pursuant to ss.240.14a-12

                            SCHICK TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            |_|   Fee paid previously with preliminary materials:

            |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

                  --------------------------------------------------------------

            (2)   Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

            (3)   Filing Party:

                  --------------------------------------------------------------

            (4)   Date Filed:

                  --------------------------------------------------------------

                                                                          Schick


                                                              October 21, 2002


Dear Stockholders:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company"), to be held on Monday, November 18, 2002, beginning at 10:00 a.m. at the Company's offices, located at 30-00 47th Avenue, 5th floor, Long Island City, New York 11101.

      Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Meeting and Proxy Statement which follow. Also included is a proxy card and postage-paid return envelope. Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of the Company's 2002 Annual Report is also enclosed for your review.

      I look forward to greeting you personally at the meeting.

                                                        Sincerely,


                                                        David B. Schick
                                                        Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                November 18, 2002

                TO THE STOCKHOLDERS OF SCHICK TECHNOLOGIES, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") will be held on Monday, November 18, 2002, at 10:00 a.m., at the Company's offices located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, for the following purposes:

      1. To elect two (2) directors to serve for three-year terms or until their respective successors are elected and qualified;

      2. To approve an amendment to the Company's 1997 Stock Option Plan for Non-Employee Directors to increase the number of shares of Common Stock issuable thereunder from 300,000 to 600,000;

      3. To ratify the selection of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending March 31, 2003; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock as of the close of business on October 7, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      In accordance with Delaware law, a list of the holders of Common Stock entitled to vote at the 2002 Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of the Company, 30-00 47th Avenue, Long Island City, New York.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                             By Order of the Board of Directors,


                                             Zvi N. Raskin
                                             Secretary


Long Island City, New York
October 21, 2002

                                                                          Schick

                            Schick Technologies, Inc.
                                30-00 47th Avenue
                        Long Island City, New York 11101
                                 (718) 937-5765

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On November 18, 2002


      This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Schick Technologies, Inc. (the "Company") for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 18, 2002, at 10:00 a.m., New York time, at the Company's offices, located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about October 21, 2002.


      Only stockholders of record of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the close of business on October 7, 2002 will be entitled to vote at the Annual Meeting. As of that date, a total of 10,152,211 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

      Shares of the Company's Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR approval of the amendment to the Company's 1997 Stock Option Plan for Non-

Employee Directors, and FOR ratification of the selection of Grant Thornton LLP as the Company's independent certified public accountants. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy's authority, by submitting a duly executed proxy bearing a later date or by delivering a written revocation at the Annual Meeting.


      If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter. The two nominees for director for three-year terms receiving the highest number of votes at the Annual Meeting will be elected. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the proposals to amend the Company's 1997 Stock Option Plan for Non-Employee Directors and to ratify the selection of the Company's certified public accountants.

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is currently composed of seven members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Euval Barrekette and Jonathan Blank are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Mr. Barrekette and Mr. Blank for re-election to the Board of Directors at the Annual Meeting for terms of three years and Mr. Barrekette and Mr. Blank have indicated a willingness to serve. The directors of the two other classes of the Company will continue in office for their existing terms. Upon the expiration of the term of a class of directors, the nominees for such class will generally be elected for three-year terms at the annual meeting of stockholders held in the year in which such term expires. A plurality of the shares of Common Stock present and voting at the Annual Meeting is necessary to elect the nominees for director.

      The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Mr. Euval Barrekette and Mr. Jonathan Blank, unless otherwise directed. In the event that any of the nominees become unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

      Information concerning the nominee and incumbent directors whose terms will continue after the Annual Meeting is set forth below.

David B. Schick                    Age 41, is a founder of the Company and,
(Term expires in 2003)             since its inception in April 1992, has served
                                   as the Company's Chief Executive Officer and
                                   Chairman of the Board of Directors. From the Company's inception to December 1999, Mr.
                                   Schick also served as the Company's
                                   President. Mr. Schick's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2003. Mr. Schick is also a member of the Board of Directors of Photobit
                                   Corporation. From September 1991 to April
                                   1992, Mr. Schick was employed by Philips N.V.
                                   Laboratories, where he served as a consulting engineer designing high-definition television equipment. From February 1987 to August 1991,
                                   Mr. Schick was employed as a senior engineer at Cox and Company, an engineering firm in New York City. From January 1985 to January
                                   1987, Mr. Schick was employed as an
                                   electrical engineer at Grumman Aerospace Co.
                                   Mr. Schick holds a B.S. degree in electrical engineering from the University of
                                   Pennsylvania's Moore School of Engineering.
                                   Mr. Schick is the son of Dr. Allen Schick and the nephew of Dr. Barrekette.

Allen Schick, Ph.D.                Age 68, has served as a Director of the
(Term expires in 2003)             Company since April 1992. Dr. Schick's
                                   current term on the Board expires at the Company's Annual Meeting of Stockholders in
                                   2003. Since 1981, Dr. Schick has been a
                                   professor at the University of Maryland and, since 1988, has been a Visiting Fellow at the Brookings Institution. Dr. Schick holds a
                                   Ph.D. degree from Yale University. Dr. Schick is David B. Schick's father and the brother-in-law of Dr. Barrekette.

William K. Hood                    Age 78, has served as a Director of the
(Term expires in 2004)             Company and as a member of the Audit
                                   Committee of the Board of Directors since
                                   February 2002. Mr. Hood's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2004. Mr. Hood is also a member of the Board of Directors of Photobit
                                   Corporation. From 1989 to 1996, Mr. Hood served as a Consultant to Harlyn Products, Inc. and as a member of its Board of Directors. From 1983 to 1988, he was Senior
                                   Vice-President of American Bakeries Company.
                                   From 1981 to 1983, Mr. Hood served as Dean of the Chapman University School of Business
                                   Management. From 1972 to 1980, he was
                                   President and Chief Executive Officer of
                                   Hunt-Wesson Foods, Inc. Mr. Hood is a Trustee of Chapman University, a Director of the Orange County Council Boy Scouts of America and a consultant to E Com Technologies Inc.

Curtis M. Rocca III                Age 40, has served as a Director of the
(Term expires in 2004)             Company and as a member of the Audit
                                   Committee of the Board of Directors since May
                                   30, 2002. Mr. Rocca's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2004. Mr. Rocca is also a member of the Board of Directors of Zila, Inc. Since 2000, Mr. Rocca has been the Chief
                                   Executive Officer of Douglas, Curtis & Allyn,
                                   LLC, a mergers and acquisitions and business development firm. From 1998 to 2000, he served as Chief Executive Officer of Dental
                                   Partners, Inc. From 1990 to 1998, Mr. Rocca was Chairman and Chief Executive Officer of
                                   Bio-Dental Technologies Corp.

Jeffrey T. Slovin                  Age 37, has served as the Company's President
(Term expires in 2004)             and

                                   Chief Operating Officer since November 2001.
                                   From December 1999 to November 2001, Mr.
                                   Slovin was the Company's President. Mr.
                                   Slovin's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2004. Mr. Slovin is also a member of the Board of Directors of Electronic Global Holding LTD. From 1999 to November 2001, Mr. Slovin was a Managing Director of Greystone & Co., Inc. From 1996 to 1999, Mr. Slovin served in various executive capacities at Sommerset Investment Capital LLC, including Managing Director, and as President of Sommerset Realty Investment Corp. During 1995, Mr. Slovin was a Manager at Fidelity Investments Co. From 1991 to 1994, Mr. Slovin was Chief Financial Officer of SportsLab USA Corp. and, from 1993 to 1994, was also President of Sports and Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., specializing in mergers and acquisitions and corporate finance. Mr. Slovin holds an MBA degree from Harvard Business School.

Euval Barrekette, Ph.D.            Age 71, has served as a Director of the
(Nominee with new term             Company since April 1992. Dr. Barrekette's
expiring in 2005)                  current term on the Board expires at the
                                   Company's Annual Meeting of Stockholders in
                                   2002. Dr. Barrekette is a licensed
                                   Professional Engineer in New York State.
                                   Since 1986 Dr. Barrekette has been a
                                   consulting engineer and physicist. From 1984 to 1986 Dr. Barrekette was Group Director of
                                   Optical Technologies of the IBM Large Systems
                                   Group. From 1960 to 1984 Dr. Barrekette was employed at IBM's T.J. Watson Research Center in various capacities, including Assistant
                                   Director of Applied Research, Assistant
                                   Director of Computer Science, Manager of
                                   Input/Output Technologies and Manager of
                                   Optics and Electrooptics. Dr. Barrekette holds an A.B. degree from Columbia College, a B.S. degree from Columbia University School of Engineering, an M.S. degree from its Institute of Flight Structures and a Ph.D.
                                   from the Columbia University Graduate
                                   Faculties. Dr. Barrekette is a fellow of the American Society of Civil Engineers, a Senior
                                   Member of the Institute of Electronic &
                                   Electrical Engineers, and a member of The
                                   National Society of

                                   Professional Engineers, The New York State
                                   Society of Professional Engineers, The
                                   Optical Society of America and The New York
                                   Academy of Science. Dr. Barrekette is the uncle of David B. Schick and the brother-in-law of Dr. Allen Schick.

Jonathan Blank, Esq.               Age 57, has served as a Director of the
(Nominee with new term             Company and as a member of the Audit
expiring in 2005)                  Committee of the Board of Directors since
                                   April 2000. Mr. Blank's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2002. Since 1979, Mr.
                                   Blank has been a member of the law firm of Preston Gates Ellis & Rouvelas Meeds LLP, a managing partner of the firm since 1995 and a member of the Executive Committee of Preston
                                   Gates Ellis LLP since 1995.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
          MR. EUVAL BARREKETTE AND MR. JONATHAN BLANK AS DIRECTORS OF
                                  THE COMPANY.
--------------------------------------------------------------------------------

Meetings and Committees of The Board of Directors

      During fiscal 2002, the Board of Directors held eight (8) meetings. Each Director holding office during the year attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served. The Board of Directors has an Audit Committee and an Executive Compensation Committee, which are described below. The Company does not have a Nominating Committee.

      The Audit Committee currently consists of three directors. Its primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent certified public accountants; and provide an open avenue of communication among the independent certified public accountants, financial and senior management and the Board of Directors. The Audit Committee has oversight responsibility relating to the Company's accounting practices, internal financial controls and financial reporting, including the engagement of independent certified public accountants and the timing and cost of any audit as well as review of the independent accountant's report on the financial statements following completion of each such audit. The Audit Committee Charter was adopted on June 30, 2002. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. The members of the Audit Committee during the fiscal year ended March 31, 2002 were Jeffrey T. Slovin and Jonathan Blank. The current members of the Audit

Committee are Jonathan Blank, William K. Hood and Curtis M. Rocca III. The Audit Committee held four (4) meetings during fiscal 2002.

      The Executive Compensation Committee has oversight responsibility relating to the Company's employee benefit and compensation plans, including compensation of the executive officers and administering and recommending awards under the Company's 1996 Employee Stock Option Plan. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2002 were Jonathan Blank (for the entire year) and Robert J. Barolak (until December 20, 2001). The current members of the Executive Compensation Committee are Euval Barrekette, Jonathan Blank, William K. Hood, Curtis M. Rocca and Allen Schick.

Compensation of Directors


      Directors who are also paid-employees of the Company are not separately compensated for any services they provide as directors. In fiscal 2002, each director of the Company who was not a paid-employee received $500 for each meeting of the Board of Directors attended and $300 for each committee meeting attended. The Company was permitted to, but did not, pay such fees in Common Stock. In addition, directors who are not paid-employees of the Company are eligible to receive grants of stock options under the Company's Directors Stock Option Plan. On April 30, 2002, the Board of Directors modified the Board's compensation as follows: each Director of the Company who is not a paid employee thereof shall receive $1000 for each meeting of the Board of Directors attended in person and $1000 for each Committee meeting attended in person. No fees are to be paid for meetings attended telephonically.


                               EXECUTIVE OFFICERS

      The following table shows the names and ages of all executive officers of the Company, their positions and offices and the period during which each such person served as an officer.

                                                                                Officer
      Name                     Age     Position                                  Since
      ----                     ---     --------                                  -----
      David B. Schick.....     41      Chairman of the Board and Chief           1992
                                       Executive Officer

      Jeffrey T. Slovin...     37      President, Chief Operating Officer        1999
                                       and Director

      Michael Stone.......     49      Executive Vice President                  2000

      Ari Neugroschl......     31      Vice President of Management              2000
                                       Information Systems

      Stan Mandelkern.....     41      Vice President of Engineering             1999

      William Rogers......     62      Vice President of Operations              1999

      Zvi N. Raskin.......     39      Secretary and General Counsel             1992

      Ronald Rosner.......     55      Director of Finance and Administration    2000

      The business experience of each of the executive officers who is neither a nominee for Director nor a Director whose term of office will continue after the Annual Meeting is set forth below.

      MICHAEL STONE has served as the Company's Executive Vice-President since December 2000. From January 2000 to December 2000, Mr. Stone was the Company's Vice President of Sales and Marketing. From September 1993 to January 2000, Mr. Stone was General Manager of the Dental Division of Welch-Allyn Company, and from October 1989 to September 1993 was Director of Marketing for Welch-Allyn. Mr. Stone holds an MBA degree from the University of Rochester.

      STAN MANDELKERN has served as the Company's Vice President of Engineering since November 1999. From 1998 to 1999, Mr. Mandelkern was the Company's Director of Electrical Engineering, and was a Senior Electrical Engineer at the Company from 1997 to 1998. From 1996 to 1997 Mr. Mandelkern was at Satellite Transmission Systems as Project Leader for the Digital Video Products Group. From 1989 to 1996 Mr. Mandelkern held various design and management positions at Loral Corp. Mr. Mandelkern holds a M.S. Degree in electrical engineering from Syracuse University.

      ARI NEUGROSCHL has served as the Company's Vice President of Management Information Systems since July 2000. From November 1997 to July 2000, Mr. Neugroschl was the Company's Director of Management Information Systems, and from February 1996 to November 1997 he served as the Company's Director of Customer Service and Support. Mr. Neugroschl holds a B.S. in Economics from Yeshiva University.

      ZVI N. RASKIN has served as Secretary of the Company since April 1992 and as General Counsel of the Company since September 1995. From April 1992 to May 1996, Mr. Raskin was a Director of the Company. Mr. Raskin is admitted to practice law before the Bars of the State of New York, the United States District

      Courts for the Southern and Eastern Districts of New York and the United States Court of Appeals for the Second Circuit. From 1992 to 1995, Mr. Raskin was a senior associate at the New York law firm of Townley & Updike. From 1990 to 1992, Mr. Raskin was an associate at the New York law firm of Dornbush Mandelstam & Silverman. Mr. Raskin holds a J.D. degree from Yale Law School.

      WILLIAM ROGERS has served as the Company's Vice President of Operations since January 2000. From August 1998 to January 2000, Mr. Rogers was the Company's Director of Materials and Manufacturing Engineering. From June 1995 to August 1998, Mr. Rogers was Director of Operations at Veeco Instruments Co., and from May 1993 to February 1995 was Director of Manufacturing for Scully Signal Company. Mr. Rogers holds a B.S. Degree in electrical engineering from Northeastern University.

      RONALD ROSNER has served as the Company's Director of Finance and Administration since August 2000. From March 1999 to August 2000 Mr. Rosner served the Company in several senior accounting and financial capacities. Mr. Rosner holds a B.S. degree in Accounting from Brooklyn College and has been a Certified Public Accountant in the State of New York since May 1972. Prior to 1999, for a period of approximately four years, Mr. Rosner was an audit manager with the predecessor to Ernst & Young LLP.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation received for the fiscal years ended March 31, 2002, 2001 and 2000 by the Company's chief executive officer and each of the four most highly compensated executive officers of the Company whose total salary and other compensation exceeded $100,000 (the "Named Executives") for services rendered in all capacities (including service as a director of the Company) during the year ended March 31, 2002.

Summary Compensation Table

                                                   Annual                                    Long-Term
                                                Compensation                                Compensation
                                                ------------
                                                                                              Awards
                                                                                              ------

                                                                                 Other
                                                                                 Annual      Securities       All Other
    Name and Principal              Fiscal                                      Compensa     Underlying       Compensa
       Position(1)                   Year        Salary($)       Bonus($)       -tion(2)    Options(#)(3)    -tion($)(4)
       -----------                   ----        ---------       --------       --------    -------------    -----------

------------------------------------------------------------------------------------------------------------------------
David B. Schick                      2002        $225,246        $50,000            --          160,709            4,362
Chairman of the Board and
Chief Executive Officer              2001         200,000         16,308            --               --            4,468

                                     2000         217,500             --            --           12,251            3,980
------------------------------------------------------------------------------------------------------------------------

Michael Stone                        2002         193,577         48,154            --          135,207            4,491
Executive Vice President
                                     2001         175,000             --            --               --            2,861

                                     2000          23,558             --            --               --               --
------------------------------------------------------------------------------------------------------------------------

Zvi N. Raskin, Esq                   2002         204,154         20,000            --           36,018            4,527
General Counsel and
Secretary                            2001         200,001         20,000            --               --            4,038

                                     2000         132,500             --            --           17,006            3,286
------------------------------------------------------------------------------------------------------------------------

Will Rogers                          2002         136,651          7,500            --           33,089               --
Vice President of
Operations                           2001         135,000             --            --               --               --

                                     2000         105,214             --            --               --               --
------------------------------------------------------------------------------------------------------------------------

Stan Mandelkern                      2002         154,615             --            --           30,108            3,865
Vice President of
Engineering                          2001         121,878             --            --               --            3,048

                                     2000         118,500             --            --               --            3,346
------------------------------------------------------------------------------------------------------------------------

(1) Jeffrey T. Slovin, President and Chief Operating Officer, was employed by Greystone & Co. until November 9, 2001, at which time he was placed on the Company's payroll pursuant to the terms of an Employment Agreement between Mr. Slovin and the Company. Such Agreement and Mr. Slovin's compensation are described under "Employment Agreements" below.

(2) Does not include compensation if the aggregate amount thereof does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named officer.

(3) Represents options to purchase shares of Common Stock granted during fiscal 2002, 2001, and 2000 pursuant to the Company's 1996 Employee Stock Option Plan.

(4) Reflects amounts contributed by the Company in the form of matching contributions to the Named Executive's Savings Plan account during fiscal 2002, 2001 and 2000.

Stock Option Grants

      The following table sets forth information regarding grants of options to purchase Common Stock made by the Company during the year ended March 31, 2002 to each of the Named Executives.

                          Option Grants in Fiscal 2002

                                   Individual Grants
                            Number of            Percent of
                            Securities         Total Options
                            Underlying            Granted to        Exercise
                             Options             Employees in        Price        Expiration      Grant Date
Name                        Granted(#)         Fiscal 2002(1)       ($/Share)        Date           Value
----                        ----------         --------------       ---------        ----           -----
David B. Schick               50,000                 6.0%             $1.05        12/20/06           --
                              10,709                 1.3               0.66        10/1/06
                             100,000                11.9               2.37        2/19/06

Michael Stone                 75,000                 8.9               1.11        1/14/12            --
                              25,000                 3.0               0.95        12/12/11
                              10,207                 1.2               0.90        10/1/11

Stan Mandelkern                9,228                 1.1               0.90        10/1/11            --

Zvi N. Raskin                 25,000                 3.0               0.96        12/20/11           --
                              11,018                 1.3               0.90        10/1/11

William Rogers                10,000                 1.2               0.95        12/12/11           --

(1) The Company granted employees options to purchase a total of 839,739 shares of Common Stock during fiscal 2002.

Option Exercises and Year-End Value Table

      The following table sets forth information regarding the exercise of stock options during fiscal 2002 and the number and value of unexercised options held at March 31, 2002 by each Named Executive.

              Aggregated Option Exercises in Fiscal 2002 and Fiscal 2002 Year-End Option Values
              ---------------------------------------------------------------------------------

                                                                    Number of
                                                                    Securities               Value of
                                                                    Underlying             Unexercised
                                                                    Unexercised           "In-the-Money"
                                                                     Options at             Options at
                                    Shares                         March 31, 2002         March 31, 2002
                                 Acquired on         Value          Exercisable/            Exercisable/
    Name                         Exercise(#)      Realized ($)     Unexercisable         Unexercisable(1)
    ----                         -----------      ------------     -------------         ----------------
    David B. Schick                --                --           12,455/163,772          $ --/67,422.44
    Michael Stone                  --                --           37,500/122,707      $40,937.50/141,321.30
    Stan Mandelkern                --                --            31,900/36,888       $31,049.50/48,425.50
    Zvi N. Raskin                  --                --            21,347/33,890         $7437.50/36,085
    Will Rogers                    --                --            30,450/17,639       $38,102.50/20,258.75

(1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $2.15 per share, the closing price per share on March 28, 2002, and the exercise price of the option, multiplied by the applicable number of options.

      EMPLOYMENT AGREEMENTS

      In January 2002, the Company entered into a two-year employment agreement with Michael Stone, pursuant to which Mr. Stone is employed as the Company's Executive Vice President. Mr. Stone's annual base salary is $210,000. In addition to base salary, Mr. Stone is eligible to receive annual merit and/or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Stone is also eligible to receive a performance bonus by August 1, 2003 equal to 0.5% of the Company's earnings before income taxes, depreciation and amortization for the 2003 fiscal year in the event that the Company's net revenue for such year exceeds $28 million. Pursuant to the Agreement, Mr. Stone also received 75,000 employee stock options which vest as follows: 12,500 options upon grant, an additional 25,000 options on January 14, 2003, an additional 25,000 options on January 14, 2004, and the final 12,500 options on January 14, 2005. In the event that Mr. Stone is terminated from employment with the Company without cause, he would receive 6 months of severance pay, a pro-rated performance bonus and immediate vesting of all unvested Company stock options. Additionally, all unvested Company stock options held by Mr. Stone will immediately vest in the event that the Company has a change in control or is acquired by another entity.

      In December 2001, the Company entered into a three-year employment agreement with David Schick, replacing the previous employment agreement between the Company and Mr. Schick, entered into in February 2000. Pursuant thereto, Mr. Schick is employed as Chief Executive Officer of the Company. The term of the agreement is renewable thereafter on a year-to-year basis unless either party gives 60-day written notice of termination before the end of the then-current term. Mr. Schick's initial base annual salary under the Agreement is $242,000. In addition to base salary, Mr. Schick is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Schick will also receive an increase in base salary as well as incentive compensation in the form of a bonus based on the Company's EBITDA. Such incentive compensation is capped at $100,000 per fiscal year. Pursuant to the Agreement, as amended by a letter agreement dated March 4, 2002, Mr. Schick also received 150,000 employee stock options which vest as follows: 50,000 options on December 20, 2002, an additional 50,000 options on December 20, 2003, and the final 50,000 options on December 20, 2004. Additionally, all Company stock options held by, or to be issued to, Mr. Schick will immediately be granted and vest in the event that the Company has a change in control or is acquired by another company or entity. In the event that Mr. Schick is terminated from employment with the Company without cause, he would receive severance pay for two years or the remainder of the term of the Agreement, whichever time period is shorter. Under certain circumstances, where the Company effects a change in Mr. Schick's title or diminishes, in any significant manner, his duties or responsibilities of employment, Mr. Schick may unilaterally resign from employment. In this instance, he would act as a consultant to the Company for a period of one year following his resignation and receive severance pay during such one year period.

      In November 2001, the Company entered into a three-year employment agreement with Jeffrey T. Slovin, pursuant to which Mr. Slovin serves as the Company's President and Chief Operating Officer. Mr. Slovin's annual base salary is $240,000. In addition to base salary, Mr. Slovin is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Slovin is also eligible to receive annual increases in base salary, as well as incentive compensation in the form of a bonus, calculated using a formula based on the Company's EBITDA. Pursuant to his employment agreement, Mr. Slovin was issued 150,000 employee stock options which vest as follows: 50,000 options on October 31, 2002, an additional 50,000 options on October 31, 2003, and the final 50,000 options on October 31, 2004. Additionally, all Company stock options held by, or issued to, Mr. Slovin will immediately vest in the event that the Company has a change in control or is acquired by, merged into or consolidated with another entity. Mr. Slovin has granted to the Company an irrevocable proxy allowing, directing and authorizing the Company's Board of Directors to vote all of his Shares in such manner as a majority of the Board of Directors deems appropriate. Said proxy shall remain irrevocable for the shorter of the scheduled term of Mr. Slovin's employment agreement or for a period ending twelve (12) months following the termination of Mr. Slovin's employment thereunder. In the event that Mr. Slovin is terminated from employment with the Company without cause, he would receive severance pay for two years or the remainder of the term of the Agreement, whichever time period is shorter. Under certain circumstances, where the Company effects a change in Mr. Slovin's title or diminishes, in any significant manner, his duties or responsibilities of employment, Mr. Slovin may unilaterally resign from employment. In this instance, he would act as a consultant to the Company for a period of one year following his resignation and receive severance pay for such one year period.

      In February 2000, the Company entered into a three-year employment agreement with Zvi Raskin, effective January 1, 2000, pursuant to which Mr. Raskin is employed as General Counsel of the Company. Mr. Raskin's base annual salary is currently $220,000. In addition to base salary, Mr. Raskin will receive a minimum bonus of $20,000 per calendar year and is eligible to receive additional performance bonuses at the sole discretion of the Executive Compensation Committee of the Board of Directors. Mr. Raskin was also awarded 75,000 shares of the Company's Common Stock, subject to a risk of forfeiture which expires as to 25,000 shares on each of December 31, 2000, 2001 and 2002.

Upon the sale of any such vested shares, Mr. Raskin is required to pay the Company an exercise price of $1.32 per share sold within 30 days following such sale. In the event that Mr. Raskin is terminated from employment with the Company without cause, he would receive 12 months of severance pay.

                        EXECUTIVE COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those acts.

      Compensation Philosophy: The Company does business in a competitive and dynamic industry. The Company's continued success in such an environment depends, in part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

      (i) Provide a competitive level of compensation to attract and retain talented management;

      (ii)  Reward senior executives for corporate performance;

      (iii) Align the interests of senior executives with the Company's stockholders in order to maximize stockholder value;

      (iv) Motivate executive officers to achieve the Company's business objectives; and

      (v)   Reward individual performance.

      To achieve these compensation objectives, the Committee has developed compensation packages for senior executive officers generally consisting of base salary, a bonus arrangement and awards of stock options.

      Base Salary. The Company seeks to pay competitive salaries to executive officers commensurate with their qualifications, duties and responsibilities. In conducting salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance.

      Bonuses. The Committee believes that performance bonuses are a key link between executive pay and stockholder value.

      Option Grants. The Committee believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards an option grant upon hiring executive officers or within one year of their date of hire, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Committee periodically considers additional grants, under the Company's 1996 Employee Stock Option Plan. Options are granted at the then-current market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price during the period in which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

      Modification of Compensation Policies. The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's executive officers. The Compensation Committee has analyzed the impact of this provision of the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has not and would not have been significant and has decided for the present not to modify the compensation policies of the Company based on such provision. In the event that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.


      Chief Executive Officer Compensation. The Committee periodically reviews the performance of the Chief Executive Officer, and other executive officers of the Company. In December 2001, the Company entered into a three-year employment agreement with David Schick, the Company's Chief Executive Officer, supplanting the prior employment agreement between the Company and Mr. Schick, entered into in February 2000. Prior to entering into the agreement, the Committee conducted a review of Mr. Schick's compensation. The Committee considered salary data for other companies and the Company's earnings and financial position in comparison to preceding years. Following the expiration of the initial three-year term of the Agreement, it is renewable thereafter on a year-to-year basis unless either party gives 60-day written notice of termination before the end of the then-current term. Mr. Schick's initial base annual salary under the Agreement is $242,000. In addition to base salary, Mr. Schick is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Schick will also receive an increase in base salary as well as incentive compensation in the form of a bonus based on the Company's EBITDA. Such incentive compensation is capped at $100,000 per fiscal year. Pursuant to the Agreement, as amended by letter agreement dated March 4, 2002, Mr. Schick also received 150,000 employee stock options which vest as follows: 50,000 options on December 20, 2002, an additional 50,000 options on December 20, 2003, and the final 50,000 options on December 20, 2004. Additionally, all Company stock options held by, or to be issued to, Mr. Schick will immediately vest in the event that the Company has a change in control or is acquired by another company or entity. In the event that Mr. Schick is terminated from employment with the Company without cause, he would receive severance pay for two years or the remainder of the term of the Agreement, whichever time period is shorter. Under certain circumstances, where the Company effects a change in Mr. Schick's title or diminishes, in any significant manner, his duties or responsibilities of employment, Mr. Schick may unilaterally resign from employment. In this instance, he would act as a consultant to the Company for a period of one year following his resignation and receive severance pay for such one year period.

                         Euval Barrekette, Jonathan Blank, William K. Hood,
                                  Curtis M. Rocca and Allen Schick

                                      Members of the Executive
                                      Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Executive Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2002 were Jonathan Blank (for the entire year) and Robert J. Barolak (until December 20, 2001). None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. No interlocking relationship existed during the fiscal year ended March 31, 2002, between the members of the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor had any such interlocking relationship existed in the past. Mr. Barolak is an executive officer of Greystone & Co., an affiliate of Greystone Funding Corporation ("Greystone"), the former lender to the Company under the Amended and Restated

Loan Agreement dated as of December 27, 1999 between the Company and Greystone (the "Greystone Loan Agreement") and the assignee of the outstanding loan (the "DVI Loan") to the Company by DVI Financial Services, Inc. ("DVI").

      The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index from July 1, 1997 (the first trading day for the Company's Common Stock) through March 31, 2002, the end of the Company's fiscal year. The graph assumes investments of $100 on July 1, 1997 in the Company's Common Stock, the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index and assumes the reinvestment of all dividends.

                         COMPARE CUMULATIVE TOTAL RETURN
                           AMONG SCHICK TECHNOLOGIES,
                     RUSSELL 2000 INDEX AND PEER GROUP INDEX

                               [GRAPHIC OMITTED]

                                     7/01/97    3/31/98    3/31/99    3/31/00     3/31/01    3/31/02
       SCHICK TECHNOLOGIES           100.00      115.91      18.75       9.66       3.86        9.77
         PEER GROUP INDEX            100.00      123.75     151.47     195.74     187.56      199.97
        RUSSELL 2000 INDEX           100.00      122.18     101.70     137.81     115.04      129.31

      CERTAIN TRANSACTIONS

            In connection with the Greystone Loan Agreement, the Company issued to Greystone 4,250,000 warrants (the "Warrants") to purchase the Company's Common Stock, and to Jeffrey T. Slovin, as Greystone's designee, 750,000 warrants to purchase the Company's Common Stock. The Warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment. Mr. Slovin is the Company's President and Chief Operating Officer and serves as a Director of the Company. In July 2001, the Company repaid the Greystone loan in full and the Greystone Loan Agreement was terminated. The DVI Loan, which was assigned to Greystone, remains outstanding. In connection with such assignment, DVI transferred warrants to purchase 552,500 shares of Common Stock to Greystone and warrants to purchase 97,500 shares of Common Stock to Jeffrey T. Slovin, as Greystone's designee. Such transferred warrants are initially exercisable at $0.75 per share and are subject to anti-dilution adjustment.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 7, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director, (iii) each Named Executive of the Company and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                                 Number of Shares           Percentage of
         Name                               Beneficially Owned(1)      Outstanding Shares
         ----                               ---------------------      ------------------
         David B. Schick(2)                          2,209,782(3)                   21.7%
         Jeffrey T. Slovin(2)                         927,500(12)                    8.0%
         Michael Stone(2)                              131,383(4)                    1.2%
         Stan Mandelkern(2)                             24,052(5)                       *
         Zvi N. Raskin(2)                               98,756(7)                    1.0%
         Will Rogers(2)                                 76,335(6)                       *
         Euval S. Barrekette(8)                        162,740(9)                    1.6%
         Allen Schick(10)                             636,624(11)                    6.0%
         William K. Hood (13)                          25,000(14)                       *
         Jonathan Blank(15)                           160,075(16)                    1.6%
         Curtis M. Rocca(20)                                0                           *
         Greystone Funding Corp.(17)                4,802,500(18)                   32.1%
         All current executive Officers
          and Directors as a group(19)                  4,478,089                   38.7%

*     Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of October 7, 2002 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2) Such person's business address is c/o Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York 11101.

(3) Consists of 2,183,300 shares held jointly by Mr. Schick and his wife; 5,715 shares issuable upon the exercise of stock options granted to Mr. Schick in July 1996; 2,450 shares issuable upon the exercise of stock options granted to Mr. Schick in July 1997; 2251 shares issuable upon the exercise of stock options granted to Mr. Schick in April 1998; 4283 shares issuable upon the exercise of stock options granted to Mr. Schick in October 2001 and 7,500 shares issuable upon the exercise of stock options granted to Mr. Schick in October 1998, pursuant to the 1996 Employee Stock Option Plan.

(4) Consists of 71,050 shares held by Mr. Stone; 12,500 shares issuable upon the exercise of stock options granted to Mr. Stone in July 2000; 12,500 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2001; 12,500 shares issuable upon the exercise of stock options granted to Mr. Stone in April 2001; 6250 shares issuable upon the exercise of stock options granted to Mr. Stone in December 2001, 4,083 shares issuable upon the exercise of options granted to Mr. Stone in October 2001 and 12,500 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2002.

(5) Consists of 1,000 shares held by Mr. Mandelkern; 2,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 1999; 5,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in July 1999; 1,920 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in March 2000, 10,440 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 2001and 3,692 shares issuable upon the exercise of options granted to Mr. Mandelkern in October 2001.

(6) Consists of 36,000 shares held by Mr. Rogers;10,000 shares issuable upon the exercise of stock options granted to Mr. Rogers in July 2000; 3,750 shares issuable upon the exercise of stock options granted to Mr. Rogers in March 1999; 8350 shares issuable upon the exercise of stock options granted to Mr. Rogers in December 2001, 15,000 shares issuable upon the exercise of stock options granted to Mr. Rogers in April 2001and 3,235 shares issuable upon the exercise of options granted to Mr. Rogers in October 2001.

(7) Consists of 75,000 shares (the "Shares") issued by the Company to Mr. Raskin on February 6, 2000, which are subject to the following restrictions on their sale or transfer: (i) none of the Shares may be sold or transferred prior to December 31, 2000, (ii) one-third (i.e., 25,000) of the Shares may be sold or transferred on or after December 31, 2000,
      (iii) an additional one-third (i.e., an additional 25,000) of the Shares may be sold or transferred on or after December 31, 2001, and (iv) the final one-third (i.e., the final 25,000) of the Shares may be sold or transferred on or after December 31, 2002. The aforementioned 75,000 shares are subject to a risk of forfeiture which expires as to 25,000 shares on each of December 31, 2000, 2001 and 2002; 2,343 shares issuable upon the exercise of stock options granted to Mr. Raskin in July 1997; 2006 shares issuable upon the exercise of options granted to Mr. Raskin in April 1998; 5,000 shares issuable upon the exercise of options granted to Mr. Raskin in July 1998, 4,407 shares issuable upon the exercise of options granted to Mr. Raskin in October 2001 and 10,000 shares issuable upon the exercise of options granted to Mr. Raskin in October 1998.

(8)   Such person's address is 90 Riverside Drive, New York, New York 10024.


(9) Consists of 115,240 shares held by Dr. Barrekette; 2,500 shares issuable upon the exercise of stock options granted to Dr. Barrekette in July, 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 15,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in December 2001, pursuant to the 1997 Directors Stock Option Plan.


(10) Such person's address is 1222 Woodside Parkway, Silver Spring, Maryland 20910.

(11) Consists of 544,324 shares held jointly by Dr. Schick and his wife; 44,800 shares held by Dr. Schick as custodian for the minor children of David Schick; 2,500 shares issuable upon the exercise of stock options granted to Dr. Schick in July 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Schick in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 15,000 shares issuable upon the exercise of stock options granted to Dr. Schick in December 2001, pursuant to the 1997 Directors Stock Option Plan. Dr. Schick disclaims beneficial ownership of the 44,800 shares held as custodian.

(12) Consists of 847,500 shares issuable upon the exercise of warrants held by Mr. Slovin (which Mr. Slovin received as designee of Greystone), 50,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2001 and 30,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June, 2000, pursuant to the 1997 Directors Stock Option Plan.

(13)  Such person's address is 444 Via Lido Nord, Newport Beach, CA 92663.

(14) Consists of 10,000 shares held by Mr. Hood and 15,000 shares issuable upon the exercise of stock options granted to Mr. Hood in February 2002, pursuant to the 1997 Directors Stock Option Plan.

(15) Such person's business address is c/o Preston Gates Ellis & Rouvelas Meeds LLP, 1735 New York Avenue, N.W., Washington, D.C. 20006.

(16) Consists of 115,075 shares held by Mr. Blank; 30,000 shares issuable upon the exercise of stock options granted to Mr. Blank in June 2000, pursuant to the 1997 Directors Stock Option Plan and 15,000 shares issuable upon the exercise of stock options granted to Mr. Blank in December 2001, pursuant to the 1997 Directors Stock Option Plan.

(17)  Greystone's address is 152 West 57th Street, New York, New York 10019.

(18) Consists of 4,802,500 shares issuable upon the exercise of warrants held by Greystone.

(19) Includes the shares underlying warrants described in Note 12 as well as shares subject to options held by current officers and directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers and directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were complied with.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company's Board of Directors is currently composed of three Directors, Messrs. Hood, Rocca and Blank, all of whom are independent Directors as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' independent director and audit committee listing standards. The Audit Committee operates under a written charter that was adopted by the Board of Directors on June 30, 2002. (A copy of the Audit Committee charter is annexed to this proxy statement as Appendix A.) During fiscal 2002, the members of the Audit Committee were Messrs. Slovin and Blank (for the entire year) and Mr. Hood (commencing on February 19, 2002). The Audit Committee met four times during fiscal 2002.

      Pursuant to the Audit Committee charter, the Audit Committee's responsibilities include monitoring the Company's internal controls; reviewing the integrity of the Company's financial reporting process; reviewing and appraising the performance of the Company's independent accountants; overseeing the independence of the Company's independent accountants; providing an open avenue of communication between the Company's independent accountants, Management and the Board of Directors; and recommending to the Board of Directors the yearly selection of the Company's independent accountants and approving the fees and other compensation to be paid to them.

      In executing its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with Management of the Company. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61, as amended. In addition, the Audit Committee has received the written disclosures and a letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Grant Thornton LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2002 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors have also recommended the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2003.

                         Jonathan Blank, William K. Hood and Curtis M. Rocca III
                                        Members of the Audit Committee

                          INDEPENDENT ACCOUNTANTS' FEES

      The Company incurred the following fees for services performed by Grant Thornton LLP pertaining to the fiscal year ended March 31, 2002.

Audit Fees

      Grant Thornton LLP billed aggregate fees of $161,524 for the annual audit and three quarterly reviews pertaining to the fiscal year ended March 31, 2002.

All Other Fees

      Grant Thornton LLP billed aggregate fees of $15,000 for all other services rendered to the Company during the fiscal year ended March 31, 2002.

                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENT TO
                           1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

      The second item to be acted upon at the meeting is a proposal to approve an amendment to the Company's 1997 Stock Option Plan for Non-Employee Directors (the "Directors Plan") to increase the number of shares of Common Stock issuable under the Plan from 300,000 to 600,000. Otherwise, the Directors Plan would remain unchanged.

      The Directors Plan, which was adopted by the Board of Directors in April 1997 and amended on September 14, 2000, provides members of the Company's Board of Directors (who are not employees of the Company) with stock options that are non-qualified for federal income tax purposes. The purpose of the Directors Plan is to assist the Company in attracting, retaining and compensating qualified individuals who are not employees for service as members of the Board of Directors by providing such individuals with an ownership interest in the Company's Common Stock. The Directors Plan allows non-employee Directors a personal financial stake in the Company through ownership interest in the Company's Common Stock and strengthens their mutual interest with the Company's stockholders in increasing the value of the Company's stock over the long term. The total number of shares of Common Stock for which options may be granted pursuant to the Directors Plan was originally 35,000. On September 14, 2000, the shareholders approved an amendment to the Company's 1997 Stock Option Plan for Non-Employee Directors to increase the number of shares of Common Stock issuable thereunder from 35,000 to 300,000. As of the date of this Proxy Statement, an aggregate of 266,875 options are granted and outstanding under the Directors Plan. In fiscal 2002, an aggregate of 150,000 options were issued to Non-Employee Directors under the Directors Plan, at an exercise price of $2.15.

      All directors who are not employees of the Company are eligible to receive options under the Directors Plan. The Directors Plan is administered by the Board of Directors (or a committee designated by the Board of Directors) which determines the time when options will be granted, the term of the options, the initial exercise date of the options and the number of shares of Common Stock subject to any options. The term of such options may not exceed ten years from the date of grant.

      The exercise price of each option is 100% of the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash, in whole shares of Common Stock owned by the optionee for more than six months prior to exercising the option, by a combination of the foregoing, or on such other terms and conditions as the Board of Directors may determine. Except for permitted transfers of options to certain family members, options granted pursuant to the Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee.

      The Board of Directors has the right at any time and from time to time to terminate or amend the Directors Plan or any option without the consent of the Company's stockholders or optionees, provided, however, that no such action may adversely affect options previously granted without the optionee's consent. The expiration date of the Directors Plan, after which no option may be granted thereunder, is the date of the Annual Meeting of Stockholders of the Company in 2007.

      The following is a summary of the principal federal income tax consequences generally applicable to awards under the Directors Plan. The grant of an option is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option.

      Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended, for a grant which is not exempt under such Section. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

      Under the Directors Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the optionee) to the Company to satisfy federal and state tax obligations.

      The following table sets forth the following information, as of March 31, 2002, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance: the number of securities to be issued upon the exercise of outstanding options, warrants and rights; the weighted-average exercise price of such options, warrants and rights; and, other than the securities to be issued upon the exercise of such options, warrants and rights, the number of securities remaining available for future issuance under the plan.

       --------------------------------------------------------------------------------------------------------------
                                              (a)                     (b)                    (c)
       --------------------------------------------------------------------------------------------------------------
                                               Number of
                                               securities to be                              Number of securities
                                               issued upon            Weighted-average       remaining available
                                               exercise of            exercise price         for future issuance
                                               outstanding            of outstanding         under equity
                                               options,               options,               compensation
                                               warrants and           warrants and           (excluding securities
       Plan category                           rights                 rights                 reflected in column (a))
       --------------------------------------------------------------------------------------------------------------
       Equity compensation plans
       approved by security
       holders                                  1,840,435                 $2.47                  1,459,656
       --------------------------------------------------------------------------------------------------------------
       Equity compensation plans
       not approved by security
       holders                                         --                    --                         --
       --------------------------------------------------------------------------------------------------------------
       Total                                    1,840,435                 $2.47                  1,459,656
       --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                THE AMENDMENT TO THE 1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS.
--------------------------------------------------------------------------------

                                 PROPOSAL THREE

              SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors has selected Grant Thornton LLP as independent accountants for the Company for the fiscal year ending March 31, 2003. A proposal to ratify the appointment of Grant Thornton LLP will be presented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions from stockholders. If the appointment of Grant Thornton LLP is not approved by the stockholders, the Board of Directors is not obligated to appoint other accountants, but the Board of Directors will give consideration to such unfavorable vote.

--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
            OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.
--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

      The Company is paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company's stockholders.

                      PROPOSALS FOR THE 2003 ANNUAL MEETING


      Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2003 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the Company's executive office at 30-00 47th Avenue, Long Island City, New York 11101, no later than the close of business on June 23, 2003. Proposals should be sent to the attention of the Secretary. Pursuant to the Company's By-laws, in order for business to be properly brought before an annual meeting of stockholders by a Stockholder, the stockholder must give written notice of such stockholder's intent to bring a matter before the annual meeting not less than ninety days prior to the date of such meeting; provided, however, that if less than ninety days' notice or prior public disclosure of the date of such meeting is given to stockholders or made, the stockholder must give such written notice no later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given or made. Each such notice should be sent to the attention of the Company's Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's By-laws.

                                     GENERAL

      The Company's Annual Report for the fiscal year ended March 31, 2002 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

      The information set forth in this Proxy Statement under the captions "Executive Compensation Committee Report on Executive Compensation", "Report of the Audit Committee" and "Compare Cumulative Total Return" shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly incorporates such information by reference, and (ii) "soliciting material" or to be "filed" with the SEC.

                                              By Order of the Board of Directors


                                              Zvi N. Raskin
                                              Secretary

                            SCHICK TECHNOLOGIES, INC.

                                      PROXY

                         Annual Meeting of Stockholders
                                November 18, 2002

                 (Solicited On Behalf Of The Board Of Directors)

The undersigned stockholder of Schick Technologies, Inc. hereby constitutes and appoints each of David B. Schick, Jeffrey T. Slovin and Zvi N. Raskin as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") to be held at the Company's offices at 30-00 47th Avenue, fifth floor, Long Island City, New York, on Monday, November 18, 2002 at 10:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present.

--------------------------------------------------------------------------------
         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER
        DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
           IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TWO
               DIRECTORS AND FOR EACH OF THE FOLLOWING PROPOSALS.
--------------------------------------------------------------------------------

      1.    Election of two directors nominated by the Board of Directors.

      |_|   FOR the nominees listed            |_|  WITHHOLD AUTHORITY
            below(except as indicated to            to vote for the nominees
            the contrary below)                     listed below

                                      Euval Barrekette
                                      Jonathan Blank

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      2. Proposal to amend the 1997 Stock Option Plan for Non-Employee Directors described in the Proxy Statement accompanying the Notice of Annual Meeting of Stockholders.

                  |_|  FOR         |_|  AGAINST        |_|  ABSTAIN

      3. Proposal to ratify the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2003.

                  |_|  FOR         |_|  AGAINST        |_|  ABSTAIN

      4. In his discretion, upon such other matters as may properly come before the meeting.

      Said attorney and proxy, or his substitutes (or if only one, that one), at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

      Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended March 31, 2002.

__________________________ ,2002                 _______________________________
Date                                             Stockholder(s) signature(s)

__________________________ ,2002                 _______________________________
Date                                             Stockholder(s) signature(s)

Note: If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.

                                   APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    PURPOSE

      The primary function of the Audit Committee of the Schick Technologies Board of Directors (the "Audit Committee") is to provide assistance to the Directors of Schick Technologies, Inc. (the "Company") in fulfilling their responsibility to the Company's shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

      The Audit Committee's primary duties and responsibilities are to:

(i) Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

(ii) Review and appraise the audit efforts of the Company's independent accountants, who shall ultimately be accountable to the Board of Directors and Audit Committee.

(iii) Provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors.

(iv) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

II.   COMPOSITION

      The Audit Committee shall be elected by the Board and shall be comprised of three or more directors (the precise number to be determined by the Board), all of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial Management expertise.

      Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet four times annually (in person or telephonically), or more frequently as circumstances dictate, as follows:

(i) Once annually, or more frequently as circumstances dictate, prior to the release of the Company's Annual Report on Form 10-K (or 10-KSB), with Company Management, the Company's principal accounting officer, and with the Company's independent accountants outside the presence of Company Management, consistent with Section IV (ii) below;

(ii) Once each quarter: (a) prior to the release of the Company's Quarterly Report on Form 10-Q, with the Company's independent accountants and Company Management to review the Company's financials, consistent with Section IV(iii) below. The Audit Committee shall determine, in the exercise of its discretion, whether to meet with the Company's independent accountants outside the presence of Company Management. The Chair of the Audit Committee may represent the entire Committee for purposes of these meetings; (b) with the Company's Chief Executive Officer; (c) with the Company's Chief Financial Officer ("CFO") or, in the absence of a CFO, with the Company's principle accounting officer; and (d) with the Company's Chief Operating Officer.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, The Audit Committee shall:

(i) Review and update this Charter periodically, as deemed necessary or appropriate by the Board of Directors or members of the Audit Committee.

(ii) Review with Company Management and the independent accountants each Form 10-K Annual Report prior to its filing, and review and consider with the independent accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

(iii) Review with financial Management and the independent accountants each Form 10-Q quarterly report prior to its filing, and review with the independent accountants the matters required to be discussed by SAS No.
         61. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

(iv) Review any financial information filed with the S.E.C. or disseminated to the public, including any certification, report, opinion, or review rendered by the independent accountants.

                             Independent Accountants

(v) Recommend to the Board of Directors the yearly selection of the independent accountants (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee shall request from the independent accountants a formal written statement delineating all relationships between it and the Company, consistent with Independence Standards Boards Standard No. 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine their impact on the accountants' independence.

(vi) Take appropriate action, or recommend that the Board of Directors take appropriate action, to oversee the independence of the independent accountants, including the actions set forth in paragraph "(v)" above.

(vii) Review and evaluate the performance of the independent accountants and, where appropriate, replace the independent accountants.

(viii) Periodically consult with the independent accountants out of the presence of Management about internal controls and the fullness and accuracy of the Company's financial statements.

                          Financial Reporting Processes

(ix) In consultation with the independent accountants and the Company's accounting personnel, review the integrity of the Company's financial reporting processes, both internal and external.

(x) Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or Management.

                               Process Improvement

(xi) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

(xii) Establish regular and separate systems of reporting to the Audit Committee by each of Management and the independent accountants regarding any significant judgments made in Management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

(xiii) Following completion of the annual audit, review separately with each of Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(xiv) Review any significant disagreement among Management and the independent accountants in connection with the preparation of the financial statements.

(xv) Following completion of the annual audit, request from the independent accountants either a verbal report or a written Management Letter (the choice of which shall rest with the Audit Committee in the exercise of its discretion) describing the deficiencies, if any, in the Company's operational or control procedures as determined by the independent accountants.

(xvi) Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

(xvii) Review activities, organizational structure, and qualifications of the Company's accounting and finance department.

(xviii) Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

(xix) Review, with the Company's counsel, any legal proceedings that could have a significant impact on the Company's financial statements.

(xx) Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.